ONE GAS, INC. RESTRICTED UNIT AWARD AGREEMENT This Restricted Unit Award Agreement (this “Agreement”) is made and entered into as of September 1, 2021 (the “Grant Date”) by and between ONE Gas, Inc., an Oklahoma corporation (the “Company”) and %%FIRST_NAME%-% %%LAST_NAME%-% (the “Participant”). WHEREAS, the Company has adopted the ONE Gas, Inc. Amended and Restated Equity Compensation Plan (2018), as amended from time to time (the “Plan”), pursuant to which Restricted Unit Awards may be granted; and WHEREAS, the Executive Compensation Committee of the Board of Directors (the “Committee”) has determined that it is in the best interests of the Company and its shareholders to grant the Restricted Unit Award provided for herein. NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows: 1. Grant of Restricted Units. 1.1 The Company hereby grants to the Participant an award consisting of %%TOTAL_SHARES_GRANTED,'999,999,999'%-% Restricted Units (“Restricted Units” or the “Award”) on the terms and conditions set forth in this Agreement and the Plan. Each Restricted Unit represents the right to receive one share of the Company’s common stock (“Share”) or, at the Company’s option, an amount of cash as set forth in Section 6.3, in either case, at the times and subject to the conditions set forth herein. Capitalized terms that are used but not defined herein have the meanings set forth in the Plan. 1.2 The Restricted Units shall be credited to a separate account maintained for the Participant on the books and records of the Company (the “Account”). All amounts credited to the Account shall continue for all purposes to be part of the general assets of the Company. 2. Consideration. The Award is granted in consideration of the Participant’s continued employment with the Company. 3. Vesting. 3.1 General. Subject to Participant’s continuous employment with the Company during the period beginning on the Grant Date and ending on February 17, 2024 (the “Restricted Period”) and subject to the terms of this Agreement, the Participant will vest in such amounts and at such times as are set forth below: Vesting Date Percentage of Award That Vests February 17, 2024 100%

2 For purposes of this Agreement, employment with any Subsidiary of the Company shall be treated as employment with the Company. Likewise, a termination of employment shall not be deemed to occur by reason of a transfer of employment between the Company and any Subsidiary. Restricted Units that vest pursuant to the terms of this Agreement, including Sections 3.2 and 3.3 below, are referred to as “Vested Units” and the date upon which the Restricted Units vest is referred to as a “Vesting Date.” Unless and until the Restricted Units have vested, Participant will have no right to receive any Shares subject thereto. Prior to the actual delivery of any Shares, the Award will represent an unsecured obligation of the Company, payable only from the Company’s general assets. 3.2 Termination of Employment. (a) If the Participant's employment with the Company is terminated prior to the end of the Restricted Period by the Company without Cause or on account of the Participant’s Retirement, Total Disability or death, the Participant will vest in a pro-rata portion of the Restricted Units as of the Participant’s termination date. The pro-rata portion of the Restricted Units that vest will be determined by multiplying the number of Restricted Units granted hereunder by a fraction, which fraction shall be equal to the number of full months which have elapsed under the Restricted Period at the time of such termination of employment by the number of full months in the Restricted Period. If the Participant’s employment with the Company terminates for any other reason, Participant shall immediately forfeit any and all Restricted Units that have not vested or do not vest on or prior to the Participant’s termination date and neither the Company nor any Subsidiary shall have any further obligations to the Participant under this Agreement. For purposes of this Agreement: (i) “Cause” will mean any of the following: (i) the Participant’s conviction in a court of law of a felony, or any crime or offense involving misuse or misappropriation of money or property, (ii) the Participant’s violation of any covenant, agreement or obligation not to disclose confidential information regarding the business of the Company (or Subsidiary), (iii) any violation by the Participant of any covenant not to compete with the Company (or Subsidiary), (iv) any act of dishonesty by the Participant which adversely effects the business of the Company (or Subsidiary), (v) any willful or intentional act of the Participant which adversely affects the business of, or reflects unfavorably on the reputation of the Company (or Subsidiary), (vi) the Participant’s use of alcohol or drugs which interferes with the Participant’s duties as an employee of the Company (or Subsidiary), or (vii) the Participant’s failure or refusal to perform the specific directives of the Company’s Board, or its officers

3 which directives are consistent with the scope and nature of the Participant’s duties and responsibilities with the existence and occurrence of all of such causes to be determined by the Company, in its sole discretion; provided, that nothing contained in the foregoing provisions of this Section shall be deemed to interfere in any way with the right of the Company (or Subsidiary), which is hereby acknowledged, to terminate the Participant’s employment at any time without Cause. (ii) “Retirement” means a voluntary termination of employment of the Participant with the Company by the Participant if at the time of such termination of employment the Participant has both completed five (5) years of service with the Company and attained age fifty (50). (iii) “Total Disability” means that the Participant is permanently and totally disabled and unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, and has established such disability to the extent and in the manner and form as may be required by the Committee. 3.3 Change in Control. If a Change in Control occurs prior to the end of the Restricted Period and the Participant is employed by the Company at the time of the Change in Control, but subsequently terminates prior to the end of the Restricted Period based on an involuntary termination (without cause) or a voluntary termination with “good reason” within 24 months of the Change in Control date, then the Participant shall become one hundred percent (100%) vested in the Award upon the date of the termination due to the Change in Control. Good reason includes: • Demotion or material reduction of authority or responsibility; • Material reduction in base salary; • Material reduction in annual incentive or LTI targets; • Relocation of greater than 35 miles; or • Failure of a successor company to assume the change-in-control plan. Notwithstanding the foregoing, the provisions set forth in the Plan applicable to a Change in Control shall apply to the Award, and in the event of a Change in Control, the Committee, in its sole discretion and to the extent permitted by Section 409A, may take such actions as it deems appropriate pursuant to the Plan. For purposes of this Agreement, the term “Change in Control” shall have the same meaning as provided in the Plan unless the Award is or becomes subject to Code Section 409A, in which event “Change in Control” shall have the meaning provided in Code Section 409A and the related Treasury Regulations. 4. Transfer Restrictions.

4 4.1 Except as provided in Section 4.2, during the Restricted Period and until such time as the Shares underlying the Vested Units have been issued, the Restricted Units, related Shares or the rights relating thereto may not be sold, pledged, assigned, transferred or otherwise disposed of by the Participant in any manner other than by will or by laws of descent and distribution. Except as provided in Section 4.2, any attempt to sell, pledge, assign, transfer or otherwise dispose of the Restricted Units, related Shares or the rights relating thereto shall be wholly ineffective and, if any such attempt is made, the Restricted Units, related Shares or the rights relating thereto will be forfeited by the Participant and all of the Participant's rights to such units or related Shares shall immediately terminate without any payment or consideration by the Company. 4.2 Notwithstanding the foregoing, the Participant may transfer any part or all of the Participant’s rights in the Restricted Units to members of the Participant’s immediate family, or to one or more trusts for the benefit of such immediate family members, or partnerships in which such immediate family members are the only partners if the Participant does not receive any consideration for the transfer. In the event of any such transfer, Restricted Units shall continue to be subject to the same terms and conditions otherwise applicable hereunder and under the Plan immediately prior to transfer, except that such rights shall not be further transferable by the transferee inter vivos, except for transfer back to the Participant. For any such transfer to be effective, the Participant must provide prior written notice thereof to the Committee and the Participant shall furnish to the Committee such information as it may request with respect to the transferee and the terms and conditions of any such transfer. For purposes of this Agreement, “immediate family” shall mean the Participant’s spouse, children and grandchildren. 5. Dividend Equivalents. During the Restricted Period, the Participant's Account shall be credited with an amount equal to all ordinary cash dividends (“Dividend Equivalents”) that would have been paid to the Participant if one Share had been issued on the Grant Date for each Restricted Unit granted to the Participant as set forth in this Agreement. The Dividend Equivalents credited to the Participant’s Account will be deemed to be reinvested in additional Restricted Units and will be subject to the same terms and conditions as the Restricted Units to which they are attributable and shall vest or be forfeited (if applicable) and settled at the same time as the Restricted Units to which they are attributable. Such additional Restricted Units shall also be credited with additional Dividend Equivalents as any further dividends are declared. 6. Settlement of Vested Units; Distribution or Payment. 6.1 Vested Units shall be settled and distributed in Shares (either in book-entry form or otherwise) or, at the Company’s option, paid in an amount of cash as set forth in Section 6.3. All distributions in Shares shall be in the form of whole Shares, and any fractional Share shall be distributed in cash in an amount equal to the value of such fractional Share determined based on the Fair Market Value of a Share on the Vesting Date.

5 6.2 Subject to Section 9 and Section 22.2, the Company shall distribute to the Participant the number of Shares equal to the number of Vested Units within 75 days after the applicable Vesting Date. 6.3 If the Company elects to settle the Participant’s Vested Units in cash, the amount of cash payable with respect to each Vested Unit shall be equal to the Fair Market Value of a Share on the Vesting Date. 6.4 To the extent that the Participant does not vest in any Restricted Units on or before the end of day of the Restricted Period, all interest in such Restricted Units and any additional Restricted Units attributable to Dividend Equivalents shall be forfeited. The Participant has no right or interest in any Restricted Units that are forfeited. 7. Conditions to Issuance or Transfer of Shares. The issuance and transfer of Shares shall be subject to compliance by the Company and the Participant with all applicable laws, rules and regulations (“Applicable Laws”) and also to such approvals by governmental agencies as may be deemed appropriate to comply with relevant securities laws and regulations. No Shares shall be issued or transferred unless and until any then applicable requirements of Applicable Laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel. 8. Tax Withholding. Participant shall be required to pay to the Company, and the Company shall have the right to deduct from any compensation paid to the Participant pursuant to the Plan, the amount of any required federal, state and local taxes, domestic or foreign, including payroll taxes, in respect of the Award and to take all such other action as the Committee deems necessary to satisfy all obligations for the payment of such withholding taxes. The Company shall have no obligation to issue any Shares to any Participant unless and until the Participant has made arrangements, satisfactory to the Company in its sole discretion, to satisfy the Participant’s tax liability resulting from the vesting or settlement of the Vested Units. The amount of such withholding shall be determined by the Company. The Committee, in its sole discretion, may permit or require the Participant to satisfy any such tax withholding obligation by any of, or a combination of, the following means: 8.1 tendering a cash payment or check payable to the Company. 8.2 authorizing the Company to withhold an amount from any cash amounts otherwise due or to become due from the Company to the Participant. 8.3 authorizing the Company to withhold Shares from the Shares otherwise issuable to the Participant as a result of the vesting of the Restricted Units; provided, however, that no Shares shall be withheld with a Fair Market Value exceeding the maximum amount of tax required to be withheld by Applicable law.

6 8.4 delivering to the Company previously owned and unencumbered Shares having a then current Fair Market Value not exceeding the maximum amount of tax required to be withheld by Applicable Law. 9. Rights as Shareholder. Except as otherwise provided in the Agreement, the Participant shall not have any of the rights or privileges of a shareholder with respect to the Shares underlying the Restricted Units unless and until the Restricted Units vest and certificates representing such Shares (which may be in book-entry form) have been issued and recorded on the Company’s records, and delivered to the Participant or to an escrow account for the Participant’s benefit. After such issuance, recordation and delivery, Participant will have the rights of a shareholder of the Company with respect to such Shares, including without limitation, voting rights and the right to receipt of dividends and distributions on such Shares. 10. No Right to Continued Service. Neither the Plan nor this Agreement shall confer upon the Participant any right to serve as an employee or other service provider of the Company or a Subsidiary. Further, nothing in the Plan or this Agreement shall be construed to limit the discretion of the Company or a Subsidiary to terminate the services of the Participant at any time, with or without cause. 11. Adjustments. In the event of a change in capitalization described in Section 13 of the Plan prior to the end of the Restricted Period, other than a dividend described in Section 5 above, the Restricted Units shall be equitably adjusted or terminated in any manner contemplated by the Plan to reflect the effect of such event or change in the Company’s capital structure in such a way as to preserve the value of the Award. 12. Required Participant Repayment/Reduction Provision. Notwithstanding anything in the Plan or this Agreement to the contrary, all or a portion of the Award made to the Participant under this Agreement is subject to being called for repayment to the Company or reduced in any situation required by law or specified by Company policy in effect at the time of the request for repayment or reduction is made. In any event, even if not required by law or Company policy, in any situation where the Board or a committee thereof determines that fraud, negligence, or intentional misconduct by the Participant was a contributing factor to the Company having to restate all or a portion of its financial statement(s), the Committee may request repayment or reduction. The Committee may determine whether the Company shall effect any such repayment or reduction: (i) by seeking repayment from the Participant, (ii) by reducing (subject to Applicable Law and the Plan’s terms and conditions or any other applicable plan, program, or arrangement) the amount that would otherwise be awarded or payable to the Participant under the Award, the Plan or any other compensatory plan, program, or arrangement maintained by the Company, (iii) by withholding payment of future increases in compensation (including the payment of any discretionary bonus amount) or grants of compensatory awards that would otherwise have been made in accordance with the Company's otherwise applicable compensation practices, or (iv) by any combination of the foregoing. The determination regarding the Participant’s conduct, and repayment or reduction under this provision shall be within the Committee’s sole discretion and shall be final and binding on the Participant and the Company.

7 The Participant, in consideration of the grant of the Award, and by the Participant's execution of this Agreement, acknowledges the Participant's understanding and agreement to this provision, and hereby agrees to make and allow an immediate and complete repayment or reduction in accordance with this provision in the event of a call for repayment or other action by the Company or Committee to effect its terms with respect to the Participant, the Award and/or any other compensation described herein. 13. Company Policies. The Participant agrees that the Award will be subject to any applicable insider trading policies, retention policies and other policies that may be implemented by the Board, from time to time. 14. Participant Undertaking. The Participant agrees to take whatever additional actions and execute whatever additional documents the Company may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Participant pursuant to the terms of this Agreement. It is intended by the Company that the Plan and Shares covered by the Award are to be registered under the Securities Act of 1933, as amended, prior to the grant date; provided that in the event such registration is for any reason not effective for such Shares, the Participant agrees that all Shares acquired pursuant to the grant will be acquired for investment and will not be available for sale or tender to any third party. 15. Beneficiary. The Participant may designate a Beneficiary to receive any rights of the Participant which may become vested in the event of the Participant’s death under procedures and in the form established by the Committee; and in the absence of such designation of a Beneficiary, any such rights shall be deemed to be transferred to the Participant’s estate. 16. Notices. Any notice required to be delivered to the Company under this Agreement shall be in writing and addressed to the Senior Vice President-Administration and Chief Information Officer, or his successor in charge of compensation and benefits in Human Resources, of the Company at the Company's principal corporate offices. Any notice required to be delivered to the Participant under this Agreement shall be in writing and addressed to the Participant at the Participant's address as shown in the records of the Company. Either party may designate another address in writing (or by such other method approved by the Company) from time to time. 17. Incorporation of the Plan; Conflicts. The Restricted Units and the Shares issued to Participant hereunder are subject to the terms and conditions set forth in this Agreement and the Plan, which is incorporated herein by reference. In the event of any inconsistency between (1) the Plan and this Agreement, the Plan will control, or (2) the resolutions and records of the Board or Committee and this Agreement, the resolutions and records of the Board or Committee will control. 18. Successors and Assigns. The Company may assign any of its rights under this Agreement, and this Agreement will be binding upon and inure to the benefit of the Company’s

8 successors and assigns. Subject to the restrictions on transfer set forth herein and the Plan, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto. 19. No Impact on Other Benefits. The Company does not intend for the value of the Award or any Vested Units to be included in the Participant’s normal or expected compensation for purposes of calculating any severance, retirement, welfare, insurance or similar employee benefit; provided, however, that if there is any inconsistency between this Agreement and the terms of another benefit plan, the benefit plan document will control. 20. Discretionary Nature of Plan. The Plan is discretionary and may be amended, cancelled or terminated by the Board at any time, in its discretion. The grant of the Restricted Units in this Agreement does not create any contractual right or other right to receive any Restricted Units or other awards in the future. Future awards, if any, will be at the Committee’s sole discretion. Any amendment, modification, or termination of the Plan shall not constitute a change or impairment of the terms and conditions of the Participant's employment with the Company. 21. Amendment. In accordance with the Plan, the Committee may amend or otherwise modify, suspend, discontinue or terminate this Agreement at any time, prospectively or retroactively. 22. Section 409A. 22.1 This Award and Agreement is intended to comply with Section 409A or an exemption thereunder and shall be construed and interpreted in a manner that is consistent with the requirements for avoiding additional taxes or penalties under Section 409A. Notwithstanding any other provision of the Agreement, any distributions or payments due hereunder may only be made upon an event and in a manner that complies with Section 409A or an applicable exemption. Any distributions or payments due hereunder upon a termination of employment shall only be made upon a "separation from service" as defined in Section 409A. The right to a series of installment payments under this Agreement shall be treated as a right to a series of separate payments. In no event may the Participant, directly or indirectly, designate the calendar year of settlement, distribution or payment. 22.2 If an Award is subject to Section 409A and Participant becomes entitled to settlement of the Award on account of a separation from service and is a “specified employee” within the meaning of Section 409A on the date of the separation from service, then to the extent necessary to prevent any accelerated or additional tax under Section 409A, such settlement will be delayed until the earlier of: (a) the date that is six months following the Participant's separation from service and (b) the Participant’s death (the “Delayed Payment Date”) and the accumulated amounts shall be distributed or paid in a lump sum payment on the Delayed Payment Date.

9 22.3 The Company does not represent that the Award or this Agreement complies with Section 409A and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of non- compliance with Section 409A. 22.4 To the extent that any provision of the Agreement would cause a conflict with the requirements of Section 409A, or would cause the administration of the Agreement to fail to satisfy Section 409A, such provision shall be deemed null and void to the extent permitted by Applicable Law. 23. Entire Agreement. The Plan and this Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof. 24. Severability. The invalidity or unenforceability of any provision of the Plan or this Agreement shall not affect the validity or enforceability of any other provision of the Plan or this Agreement, and each provision of the Plan and this Agreement shall be severable and enforceable to the extent permitted by law. 25. Governing Law. This Agreement will be construed and interpreted in accordance with the laws of the State of Oklahoma without regard to the conflict of laws provisions thereof. 26. Counterparts. This Agreement may be executed in one or more counterparts, including by way of electronic signature, subject to Applicable Law, each of which shall be deemed an original and all of which together will constitute one instrument. 27. Administration of Award; Acceptance. As a condition of receiving this Award, the Participant agrees that the Committee shall have full and final authority to construe and interpret the Plan and this Agreement, and to make all other decisions and determinations as may be required under the Plan or this Agreement as they may deem necessary or advisable for administration of the Plan or this Agreement, and that all such interpretations, decisions and determinations shall be final and binding on the Participant, the Company and all other interested persons. Any dispute regarding the interpretation of this Agreement shall be submitted by the Participant or the Company to the Committee for review. The resolution of such dispute by the Committee shall be final and binding on the Participant and the Company. Day-to-day authority and responsibility has been delegated to the Company’s ONE Gas, Inc. Benefits Committee and its authorized representatives, and all actions taken thereby shall be entitled to the same deference as if taken by the Committee itself. The Participant hereby acknowledges receipt of this Agreement and a copy of the Plan. Participant agrees to be bound by all of the provisions set forth in this Agreement and the Plan and acknowledges that there may be adverse tax consequences upon the vesting or settlement of the Restricted Units or disposition of the underlying Shares and that Participant has been advised to consult a tax advisor prior to such vesting, settlement

10 or disposition. Participant accepts the Award under the terms and conditions stated in this Agreement, subject to all terms and provisions of the Plan, by electronic acceptance of the grant.